Data Compare Summary (Total)
Run Date - 9/2/2025 3:36:08 PM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Street	1	1,367	0.07%	1,367
City	2	1,367	0.15%	1,367
State	0	1,367	0.00%	1,367
Zip	9	1,367	0.66%	1,367
Borrower First Name	3	1,367	0.22%	1,367
Borrower Last Name	16	1,367	1.17%	1,367
Note Date	2	1,367	0.15%	1,367
Original Loan Amount	333	1,367	24.36%	1,367
Original Interest Rate	3	1,367	0.22%	1,367
Amortization Type	2	1,367	0.15%	1,367
Lien Position	0	1,367	0.00%	1,367
Original CLTV	100	1,367	7.32%	1,367
Original LTV	106	1,367	7.75%	1,367
LTV Valuation Value	9	1,367	0.66%	1,367
Investor: Qualifying Total Debt Ratio	104	1,367	7.61%	1,367
Disbursement Date	12	1,367	0.88%	1,367
Borrower Middle Name	363	906	40.07%	1,367
Total	1,065	22,778	4.68%	1,367